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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  May 31, 2000

                                PRT GROUP INC.
               -------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

Delaware                         0-23315                        13-3914972
--------------             --------------------             ------------------
(State or other          (Commission File Number)              (IRS Employer
jurisdiction of                                             Identification No.)
Incorporation)


80 Lamberton Road
Windsor, Connecticut                                              06095
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(Address of Principal Executive Offices)                     (Zip Code)


                              (860) 687-2200
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              Registrant's telephone number, including area code

                                Not Applicable
         ------------------------------------------------------------
         Former Name or Former Address, if Changes Since Last Report)

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Item 5. Other Events. On May 31, 2000, PRT Group Inc. (the "Registrant")
announced that it would start doing business as "enherent Corp." and that it plans to seek shareholder approval to change its name from PRT Group Inc. to "enherent Corp.". Attached hereto as Exhibit 00.1 is a copy of the Press Release dated as of May 31, 2000.

Item 6.

Item 7. Financial Statements and Exhibits.

          (c) Exhibits.

              00.1   Press Release, dated as of May 31, 2000.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                             PRT GROUP INC.

Date:    May 31, 2000        By: /s/  DAN S. WOODWARD
                                      ----------------------------------
                                      Dan S. Woodward
                                      President, Chief Executive Officer
                                      and Chief Operating Officer

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                                EXHIBIT INDEX

        Exhibit No.       Description

          00.1              Press Release, dated as of May 31, 2000.